Warrant Liability	6 Months Ended
Jun. 30, 2023
Disclosure of reserves within equity [abstract]
Warrant Liability	WARRANT LIABILITY
On May 13, 2021, the Company entered into a subscription agreement with an institutional investor (the “PIPE Investor”) relating to the offer and sale of 20,809,850 ordinary shares of the Company, par value $0.0001 per share (the “ordinary shares”), in a private placement at a purchase price of $14.41625 per ordinary share (the “PIPE Offering”). The total proceeds from the PIPE Offering were $300.0 million. Pursuant to the subscription agreement, the Company also issued to the PIPE Investor, concurrently with the PIPE offering, a warrant (the “Warrant”) exercisable for up to an aggregate of 10,000,000 ordinary shares (such transaction together with the PIPE Offering, the “Transactions”). The Transactions closed on May 21, 2021 (the “Closing Date”). The Warrant was exercisable, in whole or in part, at an exercise price of $20.00 per ordinary share. The Warrant was exercisable after the Closing Date and prior to the two-year anniversary of the Closing Date.
On May 11, 2023, the PIPE Investor exercised the Warrant in full for an aggregate exercise price of $200.0 million, and, as a result, the Company issued 10,000,000 ordinary shares to the PIPE Investor. The Warrant was accounted for as a financial liability because the Warrant was net share settleable at the holder’s option. In 2023, up to the exercise of the warrant, the Company recorded a fair value loss of $85.8 million.
The movement of the warrant liability is set out as below:

Total
US$’000 (Unaudited)
At January 1, 2023	67,000
Fair value loss of the warrant liability	85,750
Exercise of the warrant liability	(152,750)
At June 30, 2023	—